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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 ----------------------------------------------

      Date of Report (Date of earliest event reported) : September 10, 2001
                 -----------------------------------------------

                         WORLDWIDE FLIGHT SERVICES, INC.

             (Exact Name of Registrant as specified in its charter)


             DELAWARE                 333-88593             75-1932711
  (State or other jurisdiction of  (Commission File     (I.R.S. Employer
  incorporation or organization)      Number)          Identitification No.)

                           1001 West Euless Boulevard
                                    Suite 320
                               Euless, Texas 76040

                         (Address of principal executive
                                    offices)


       Registrant's telephone number, including area code: (817) 665-3200




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ITEM 5.  OTHER EVENTS

         On September 10, 2001, Castle Harlan, Inc., the New York-based merchant bank, announced the sale of WFS Holdings, Inc., the parent of Worldwide Flight Services, Inc., to Vinci S.A. of France. The complete text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety to this item.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         c.        Exhibits.

            EXHIBIT
            NUMBER                  DESCRIPTION

              99.1       Press Release, dated September 10, 2001.
                         -------------------------------------------------------





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Worldwide Flight Services, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WORLDWIDE FLIGHT SERVICES, INC.


Date:  September 17, 2001          By: /s/ David F. Chavenson
                                   --------------------------------
                                   Name:  David F. Chavenson
                                   Title: Senior Vice President and
                                          Chief Financial Officer